SERVICE PACKAGE NO. 1627
                                                             AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)



       THIS AGREEMENT is made and entered into as of the 1st day of September, 1993, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and CONNECTICUT NATURAL GAS CORP, a CONNECTICUT Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."


                                     ARTICLE I

                                    DEFINITIONS

       1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 32,652 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

       1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

                                    ARTICLE II

                                  TRANSPORTATION

       Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

                                    ARTICLE III

                         POINT(S) OF RECEIPT AND DELIVERY

       The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                                    ARTICLE IV

       All facilities are in place to render the service provided for in this

                                                     SERVICE PACKAGE NO. 1627
                                                             AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)

       Agreement.



                                     ARTICLE V

               QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

       For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.


                                    ARTICLE VI

                     RATES AND CHARGES FOR GAS TRANSPORTATION

       6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

       6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

       6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.






                                                      SERVICE PACKAGE NO. 1627
                                                   AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)



                                    ARTICLE VII

                               BILLINGS AND PAYMENTS

       Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of the FERC Gas Tariff.



                                   ARTICLE VIII

                           GENERAL TERMS AND CONDITIONS

       This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                                    ARTICLE IX

                                    REGULATION

       9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

       9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

                                     ARTICLE X

                       RESPONSIBILITY DURING TRANSPORTATION

       Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.






                                                     SERVICE PACKAGE NO. 1627
                                                            AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)

                                    ARTICLE XI

                                    WARRANTIES

       11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

          (a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

          (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

       11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.
























                                                     SERVICE PACKAGE NO. 1627
                                                           AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)

                                    ARTICLE XII

                                       TERM

       12.1 This Agreement shall be effective as of the 1st day of September, 1993, and shall remain in force and effect until the 1st day of November, 2000,("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty
              (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

       12.2 Any portions of this Agreement necessary to resolve or cash out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

       12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.



                                   ARTICLE XIII

                                      NOTICE

       Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:





                                                    SERVICE PACKAGE NO. 1627
                                                             AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)


       TRANSPORTER:  TENNESSEE GAS PIPELINE COMPANY
                     P.O. Box 2511
                     Houston, Texas  77252-2511
                     Attention:  Director, Transportation Control















































                                                     SERVICE PACKAGE NO. 1627
                                                          AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)

       SHIPPER:

       NOTICES:  CONNECTICUT NATURAL GAS CORP
                 100 COLUMBUS BLVD
                 HARTFORD, CT  06144
                 Attention: JOHN P. RUDIAK

       BILLING:  CONNECTICUT NATURAL GAS CORP
                 100 COLUMBUS BLVD
                 HARTFORD, CT  06144
                 Attention: JULIA A. SCHIAVI

       or to such other address as either Party shall designate by formal written notice to the other.

                                    ARTICLE XIV

                                    ASSIGNMENTS

       14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

       14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.


                                    ARTICLE XV

                                   MISCELLANEOUS

       15.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING CHOICE OF LAW.

       15.2   If any provision of this Agreement is declared null and void, or






                                                     SERVICE PACKAGE NO. 1627
                                                             AMENDMENT NO. 0

                                     GAS TRANSPORTATION AGREEMENT
                                  (For Use Under FT-A Rate Schedule)

              voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

       15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the Electronic Bulletin Board and Shipper has been notified through the Electronic Bulletin Board of Transporter's agreement to such change.

       15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

       IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

          TENNESSEE GAS PIPELINE COMPANY

          BY:____________________________
              Agent and Attorney-in-Fact

          DATE:__________________________



          CONNECTICUT NATURAL GAS CORP


          BY:____________________________


          TITLE: ________________________


          DATE: _________________________












                                                   GAS  TRANSPORTATION  AGREEMENT
                                                 (For Use Under FT-A Rate Schedule)

                                                            EXHIBIT "A"
                                           AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                                                      DATED September 1, 1993
                                                              BETWEEN
                                                   TENNESSEE GAS PIPELINE COMPANY
                                                                AND
                                                    CONNECTICUT NATURAL GAS CORP


   CONNECTICUT NATURAL GAS CORP
    EFFECTIVE DATE OF AMENDMENT: September 1, 1993
    RATE SCHEDULE: FT-A
    SERVICE PACKAGE:   1627
    SERVICE PACKAGE TQ:  32,652 Dth


METER    METER NAME                      INTERCONNECT PARTY NAME        COUNTY      ST    ZONE R/D  LEG     METER-TQ BILLABLE-TQ
---------------------------------------------------------------------------------------------------------------------------------

001366   TRANSCONTINENTAL - UTOS EXCHAN  TRANSCONTINENTAL GAS PIPE LINE CAMERON     LA     0L    R  800        4,757    4,757
010008   UNION- WARDNER COASTAL PLT DEH  UNION PACIFIC FUELS INC        NUECES      TX     00    R  100        8,000    8,000
010031   UNION- E TEXAS PLT DEHYD        EAST TEXAS GAS SYSTEMS         PANOLA      TX     00    R  100        3,110    3,110
010173   VALERO-SUN PLANT DEHYD          VALERO TRANSMISSION LP         STARR       TX     00    R  100        6,341    6,341
010831   MERIDIAN-GRAND ISLE BLK 24&25   BURLINGTON RESOURCES TRADING I LAFOURCHE   LA     0L    R  500        2,315    2,315
011936   CONOCO - SOUTH PASS BLK 75A/55  CONOCO INC                     OFFSHFED    OL     0L    R  500        5,338    5,338
012032   MERIDIAN - GRAND ISLE BLK 25 (  BURLINGTON RESOURCES TRADING I OFFSHFED    OL     0L    R  500        2,315    2,315
012035   LIBERTY HILL                    TRANSOK GAS TRANSMISSION       BIENVILLE   LA     01    R  100          476      476


                                                                                       Total Receipt TQ:     32,652    32,652

020123   CONNECTICUT-GREENWICH CONN      CONNECTICUT NATURAL GAS CORP   FAIRFIELD   CT     06    D  300       11,286   11,286
020129   CONNECTICUT-NEW BRITAIN CONN    CONNECTICUT NATURAL GAS CORP   HARTFORD    CT     06    D  300       19,494   19,494
020205   CONNECTICUT-BLOOMFIELD CONN     CONNECTICUT NATURAL GAS CORP   HARTFORD    CT     06    D  300       14,364   14,364
020217   CONNECTICUT-PUTNAM LAKE CONN    CONNECTICUT NATURAL GAS CORP   FAIRFIELD   CT     06    D  300       15,903   15,903
020453   CONNECTICUT-NORTH BLOOMFIELD C  CONNECTICUT NATURAL GAS CORP   HARTFORD    CT     06    D  300        8,208    8,208
020487   CONNECTICUT-FARMINGTON CONN     CONNECTICUT NATURAL GAS CORP   HARTFORD    CT     06    D  300        7,695    7,695
020578   ANDREWS SETTLEMENT SALES  (Bi   NATIONAL FUEL GAS SUPPLY CORP  POTTER      PA     04    D  300        8,882    8,882
020702   PETAL MISS STG TRANS  (Bi 1-20  HATTIESBURG GAS STORAGE COMPAN FORREST     MS     01    D  500        9,968    9,968
060018   TGP - NORTHERN STORAGE INJECTI                                 POTTER      PA     04    D  300       18,881   18,881

    NUMBER OF RECEIPT POINTS AFFECTED: 8
    NUMBER OF DELIVERY POINTS AFFECTED: 9

   Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.